1 EXHIBIT 99.2

This presentation contains certain financial information not derived in accordance with the United States generally accepted accounting principles (GAAP). These items include, but are not limited to, earnings before interest, income taxes, depreciation and amortization (EBITDA), EBITDA for real estate (EBITDAre); funds from operations (FFO); adjusted funds from operations (AFFO); interest expense, adjusted; liquidity; net debt; net operating income (NOI); and cash NOI. These measures (and the methodologies used to derive them) may not be comparable to those used by other companies. Refer to the glossary for a detailed explanation of these terms and reconciliations to the most directly comparable GAAP measure, as well as others appearing in the supplement. Management considers each item an important supplemental measure of operating and financial performance and believes they are frequently used by interested parties in the evaluation of real estate investment trusts. These measures should not be considered as alternatives, or superior measures, to net income or loss as an indicator of the Company's performance and should be considered only as a supplement to net income or loss and cash flows from operating, investing or financing activities as measures of profitability and/or liquidity, computed in accordance with GAAP. All quarterly information presented in this supplement is unaudited and should be read in conjunction with the Company’s audited consolidated financial statements (and the notes thereto) included in the Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 29, 2022. Certain statements contained herein, other than historical fact, may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties. No forward-looking statement is intended to, nor shall it, serve as a guarantee of future performance. You can identify the forward-looking statements by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are subject to various risks and uncertainties and factors that could cause actual results to differ materially from the expectations of Sila Realty Trust, Inc. (the "Company"), and investors should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond the Company’s control and could materially affect the Company’s results of operations, financial condition, cash flows, performance or future achievements or events, including those described under the section entitled Part I, Item 1A. “Risk Factors” of the Company's 2021 Annual Report on Form 10-K. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Disclosures Forward Looking Statements Non-GAAP Measures Unaudited Financial Information Q3 2022 See the glossary for a description of the Company's non-GAAP financial and operating metrics. Information About the Sale of the Data Center Properties The Company previously operated through two reportable segments— real estate investments in data centers and real estate investments in healthcare. During the three months ended June 30, 2021, the Company's board of directors made a determination to sell the data center assets. On May 19, 2021, the Company and certain of its wholly-owned subsidiaries entered into a purchase and sale agreement for the sale of up to 29 data center properties, which constituted the entirety of the Company's data center segment. On July 22, 2021, the Company completed the sale of its 29 data center properties. As of December 31, 2021, the Company had no assets or liabilities related to the data center properties. Operations of the data center properties are classified as income from discontinued operations on the condensed consolidated statements of comprehensive income for the three and nine months ended September 30, 2021.

Section Page Supplemental Information as of September 30, 2022 See the glossary for a description of the Company's non-GAAP financial and operating metrics. Corporate Address 1001 Water Street Suite 800 Tampa, FL 33602 Transfer Agent By Regular Mail: Computershare Alternative Investments P.O. Box 43007 Providence, RI 02940-3007 By Overnight Delivery: Computershare Alternative Investments 150 Royall Street, Suite 101 Canton, MA 02021 Contact Information Investor Support 833-404-4107 Miles Callahan, Vice President of Capital Markets and Investor Relations IR@silarealtytrust.com www.silarealtytrust.com 2022 Quarterly Financial Summary .................................................... 3 Financial Statistics and Ratios .................................................... 4 Condensed Consolidated Balance Sheets .................................. 5 Condensed Consolidated Statements of Net Income ................ 6 FFO and AFFO ............................................................................. 7 EBITDA and EBITDAre ................................................................ 8 Net Operating Income (NOI) ...................................................... 9 Same Store NOI and Leasing Trends .......................................... 10 Debt ............................................................................................ 11 Acquisitions and Dispositions .................................................... 12 Property Map ............................................................................. 13 Real Estate Diversification Statistics .......................................... 14 Portfolio ..................................................................................... 16 Glossary ...................................................................................... 20 Q3

Sila realty trust

Q3 2022

Quarterly Financial Summary

(dollars in thousands, except share data and per share amounts)

The following tables summarize the Company's quarterly financial results and portfolio metrics.

Financial Results

	Three Months Ended				
	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
Rental revenue	$ 46,881	$ 44,918	$ 44,282	$ 43,606	$ 43,063
Income (loss) from continuing operations	$ 13,392	$ 12,021	$ 1,371	$ 12,077	$ (5,546)
Income from discontinued operations	$ —	$ —	$ —	$ —	$ 377,191
Net income attributable to common stockholders	$ 13,392	$ 12,021	$ 1,371	$ 12,077	$ 371,645
Net income attributable to common stockholders per diluted share[1]	$ 0.06	$ 0.05	$ 0.01	$ 0.05	$ 1.66
EBITDAre	$ 37,612	$ 34,312	$ 34,474	$ 34,915	$ 37,843
FFO attributable to common stockholders	$ 32,007	$ 29,809	$ 26,264	$ 29,144	$ 615
FFO attributable to common stockholders per diluted share[1]	$ 0.14	$ 0.13	$ 0.12	$ 0.13	$ 0.00
AFFO attributable to common stockholders	$ 31,305	$ 29,712	$ 29,079	$ 27,747	$ 27,708
AFFO attributable to common stockholders per diluted share[1]	$ 0.14	$ 0.13	$ 0.13	$ 0.12	$ 0.12
Weighted average shares outstanding - diluted[1]	226,957,015	226,362,977	225,865,366	225,031,906	223,661,774

Portfolio Metrics

	As of				
	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
Number of properties[2,3]	132	130	126	125	125
Rentable square feet (in thousands)	5,535	5,390	5,335	5,245	5,298
Weighted average rent escalation	2.2%	2.2%	2.2%	2.3%	2.3%
Weighted average leased rate	99.5%	99.4%	99.4%	99.5%	96.0%
Weighted average remaining lease term	9.5 years	9.6 years	9.6 years	9.6 years	9.9 years

(1) For the three months ended September 30, 2021, diluted earnings per share was computed the same as basic earnings per share, because the Company recorded a loss from continuing operations. For the three months ended September 30, 2021, diluted FFO per share and diluted AFFO per share were computed using weighted average diluted shares outstanding of 224,652,226.

(2) Includes one development property as of December 31, 2021 and September 30, 2021.

(3) Excludes two undeveloped land parcels as of September 30, 2022, June 30, 2022 and March 31, 2022. Excludes two undeveloped land parcels and one land parcel held for sale as of December 31, 2021.

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

3 | Page

Sila realty trust
Q3 2022

Financial Statistics and Ratios

(dollars in thousands, except per share amounts)

Adjusted Interest Coverage Ratio

	Three Months Ended				
	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
Interest expense[1]	$ 5,579	$ 4,477	$ 8,188	$ 5,766	$ 37,223
EBITDA	37,612	34,312	27,547	35,004	426,162
Adjusted interest coverage ratio	6.7 x	7.7 x	3.4 x	6.1 x	11.4 x

Net Debt Ratios

	As of				
	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
Principal debt outstanding	$ 600,000	$ 505,000	$ 485,000	$ 500,000	$ 520,000
Less: cash and cash equivalents	17,291	23,077	19,563	32,359	75,363
Net debt	582,709	481,923	465,437	467,641	444,637
EBITDAre annualized[2]	150,448	137,248	137,896	139,660	151,372
Net debt to EBITDAre ratio	3.9 x	3.5 x	3.4 x	3.3 x	2.9 x
Net debt	$ 582,709	$ 481,923	$ 465,437	$ 467,641	$ 444,637
Fair value of real estate investments	2,439,585	2,323,964	2,301,068	2,316,342	2,282,706
Net debt leverage ratio	23.9 %	20.7 %	20.2 %	20.2 %	19.5 %

Financial Metrics

Financial Metrics	September 30, 2022
Net debt leverage ratio	23.9 %
Net debt to EBITDAre ratio	3.9 x
Adjusted interest coverage ratio	6.7 x
Liquidity[3]	$ 492,291

Other Key Metrics

Other Key Metrics	September 30, 2022
Total real estate investments	$ 2,359,247
Net asset value per share[4]	$ 8.22
Class A annualized distribution per share	$ 0.40
Class I annualized distribution per share	$ 0.40
Class T annualized distribution per share	$ 0.40

(1) Interest expense for the three months ended March 31, 2022, includes debt extinguishment costs of $3.4 million in connection with the repayment of our prior credit facility. Interest expense for the three months ended September 30, 2021, includes non-recurring costs associated with the sale of the data center portfolio, including defeasance and other loan costs in the amount of $26.1 million.

(2) EBITDAre is annualized by taking the actual amount for the quarter and multiplying by four quarters.

(3) Liquidity represents cash and cash equivalents of $17.3 million and borrowing base availability on the Company's credit facility of $475.0 million as of September 30, 2022.

(4) The estimated net asset value per share was calculated as of June 30, 2022.

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

4 | Page

(Unaudited) September 30, 2022 December 31, 2021 ASSETS Real estate: Land 166,037 $ 163,992 Buildings and improvements, less accumulated depreciation of $199,236 and $165,784, respectively 1,764,835 1,648,685 Construction in progress — 14,628 Total real estate, net 1,930,872 1,827,305 Cash and cash equivalents 17,291 32,359 Acquired intangible assets, less accumulated amortization of $85,888 and $71,067, respectively 177,315 181,639 Goodwill 23,006 23,284 Right-of-use assets 38,580 24,033 Other assets, net 102,745 66,365 Assets held for sale — 22,570 Total assets $ 2,289,809 $ 2,177,555 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities: Credit facility, net of deferred financing costs of $2,570 and $3,226, respectively 597,430 496,774 Accounts payable and other liabilities 28,579 39,597 Acquired intangible liabilities, less accumulated amortization of $5,550 and $4,444, respectively 12,319 12,962 Lease liabilities 41,640 26,394 Liabilities held for sale — 698 Total liabilities 679,968 576,425 Stockholders’ equity: Preferred stock, $0.01 par value per share, 100,000,000 shares authorized; none issued and outstanding — — Common stock, $0.01 par value per share, 510,000,000 shares authorized; 240,666,572 and 238,226,119 shares issued, respectively; 225,833,531 and 224,179,939 shares outstanding, respectively 2,258 2,242 Additional paid-in capital 2,019,564 2,004,404 Distributions in excess of accumulated earnings (441,591) (400,669) Accumulated other comprehensive income (loss) 29,610 (4,847) Total stockholders’ equity 1,609,841 1,601,130 Total liabilities and stockholders’ equity $ 2,289,809 $ 2,177,555 Condensed Consolidated Balance Sheets (dollars in thousands, except share data) See the glossary for a description of the Company's non-GAAP financial and operating metrics. 5 Page 2022Q3

Three Months Ended September 30, Nine Months Ended September 30, 2022 2021 2022 2021 Revenue: Rental revenue $ 46,881 $ 43,063 $ 136,081 $ 129,232 Expenses: Rental expenses 3,232 3,024 9,267 9,513 General and administrative expenses 6,118 6,348 20,718 19,610 Depreciation and amortization 18,641 17,259 54,443 53,098 Impairment losses — 10,241 7,387 27,837 Total expenses 27,991 36,872 91,815 110,058 Gain on real estate disposition — — 460 — Interest and other expense, net 5,498 11,737 17,942 30,035 Income (loss) from continuing operations 13,392 (5,546) 26,784 (10,861) Income from discontinued operations — 377,191 — 401,444 Net income attributable to common stockholders $ 13,392 $ 371,645 $ 26,784 $ 390,583 Weighted average number of common shares outstanding: Basic 225,638,485 223,661,774 225,052,921 223,079,613 Diluted 226,957,015 223,661,774 226,399,118 223,079,613 Net income per common share attributable to common stockholders: Basic: Continuing operations $ 0.06 $ (0.03) $ 0.12 $ (0.05) Discontinued operations — 1.69 — 1.80 Net income attributable to common stockholders $ 0.06 $ 1.66 $ 0.12 $ 1.75 Diluted: Continuing operations $ 0.06 $ (0.03) $ 0.12 $ (0.05) Discontinued operations — 1.69 — 1.80 Net income attributable to common stockholders $ 0.06 $ 1.66 $ 0.12 $ 1.75 Distributions declared per common share $ 0.10 $ 1.86 $ 0.30 $ 2.11 Condensed Consolidated Statements of Net Income (unaudited; dollars in thousands, except share data and per share amounts) See the glossary for a description of the Company's non-GAAP financial and operating metrics. 6 Page 2022Q3

Sila realty trust

Q3 2022

FFO and AFFO

(dollars in thousands, except share data and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2022	2021	2022	2021
Net income attributable to common stockholders	$ 13,392	$ 371,645	$ 26,784	$ 390,583
Adjustments:				
Depreciation and amortization	18,615	17,289	54,369	64,843
Gain on real estate disposition from continuing operations	—	—	(460)	—
Gain on real estate dispositions from discontinued operations	—	(398,560)	—	(395,801)
Impairment losses	—	10,241	7,387	27,837
FFO attributable to common stockholders	$ 32,007	$ 615	$ 88,080	$ 87,462
Adjustments:				
Amortization of above- and below-market leases	122	13	362	(1,239)
Amortization of operating leases and finance lease	193	189	719	674
Straight-line rent adjustments	(2,589)	(3,414)	(7,530)	(12,492)
Deferred rent	299	—	797	—
Amortization of discount of deferred liability	—	163	—	272
Loss on debt extinguishment	—	28,751	3,367	28,751
Amortization of deferred financing costs	413	754	1,267	2,761
Stock-based compensation	860	637	3,034	1,756
AFFO attributable to common stockholders	$ 31,305	$ 27,708	$ 90,096	$ 107,945
Weighted average common shares outstanding - diluted	226,957,015	223,661,774	226,399,118	223,079,613
Weighted average common shares outstanding - diluted for FFO and AFFO	226,957,015	224,652,226	226,399,118	224,044,442
Net income per common share - diluted	$ 0.06	$ 1.66	$ 0.12	$ 1.75
FFO per common share - diluted	$ 0.14	$ 0.00	$ 0.39	$ 0.39
AFFO per common share - diluted	$ 0.14	$ 0.12	$ 0.40	$ 0.48

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

7 | Page

Three Months Ended September 30, Nine Months Ended September 30, 2022 2021 2022 2021 Net income attributable to common stockholders $ 13,392 $ 371,645 $ 26,784 $ 390,583 Adjustments: Interest expense1 5,579 37,223 18,244 63,699 Depreciation and amortization 18,641 17,294 54,443 64,857 EBITDA $ 37,612 $ 426,162 $ 99,471 $ 519,139 Gain on real estate disposition from continuing operations — — (460) — Gain on real estate dispositions from discontinued operations — (398,560) — (395,801) Impairment losses — 10,241 7,387 27,837 EBITDAre $ 37,612 $ 37,843 $ 106,398 $ 151,175 EBITDA and EBITDAre (dollars in thousands) See the glossary for a description of the Company's non-GAAP financial and operating metrics. 8 Page 2022 (1) Includes debt extinguishment costs of $3.4 million for the nine months ended September 30, 2022, in connection with the repayment of our prior credit facility. Includes non-recurring costs associated with the sale of the data center portfolio, including defeasance and other loan costs in the amount of $26.1 million for the three and nine months ended September 30, 2021. Q3

Three Months Ended September 30, Nine Months Ended September 30, 2022 2021 2022 2021 Rental revenue $ 46,881 $ 43,063 $ 136,081 $ 129,232 Rental expenses (3,232) (3,024) (9,267) (9,513) Net operating income 43,649 40,039 126,814 119,719 Adjustments: Straight-line rent adjustments (2,589) (3,202) (7,530) (9,983) Amortization of above- and below-market leases, net 122 145 362 471 Amortization of operating leases 149 124 400 372 Deferred rent 299 — 797 — Cash NOI $ 41,630 $ 37,106 $ 120,843 $ 110,579 Cash NOI margin2 88.8% 86.2% 88.8% 85.6 % Cash NOI yield3 7.1% 6.6% 7.1% 6.6 % Net Operating Income (NOI)1 (dollars in thousands) See the glossary for a description of the Company's non-GAAP financial and operating metrics. 9 Page (1) Attributable to continuing operations. (2) Calculated by dividing cash NOI by rental revenue. (3) Calculated using annualized NOI for the three and nine months ended September 30, 2022 and 2021, respectively, to weighted average total real estate investments since inception. 2022Q3

121 Properties1 Same Store NOI and Leasing Trends See the glossary for a description of the Company's non-GAAP financial and operating metrics. 10 Page (1) Each period's results reflect only properties owned and operated for the entirety of all calendar periods being compared. 2022 N et O pe ra ti ng In co m e End of Period Leased Rate $40.3 $40.4 $40.3 $40.3 $40.6 99.6% 99.6% 99.6% 99.5% 99.6% 3Q21 4Q21 1Q22 2Q22 3Q22 $0M $9M $18M $27M $36M $45M 40% 50% 60% 70% 80% 90% 100% Q3

Sila realty trust

Q3 2022

Debt

(dollars in millions)

Unsecured Credit Facility Key Covenants

	Required	Actual
Ratio of total indebtedness to total gross asset value	≤ 60.0%	25.0 %
Ratio of secured indebtedness to total gross asset value	≤ 30.0%	0.0 %
Ratio of adjusted EBITDA to fixed charges	≥ 1.50x	7.94 x

The table above includes a summary of key financial covenants for the Company's credit facility, as defined and calculated within the terms of the agreements. These calculations are presented to reflect the Company's compliance with the covenants and are not intended to be measures of the Company's liquidity or performance.

Debt Summary

	Amount	Rate[1]	% of Total
Hedged debt			
Credit facility term loans, fixed through interest rate swaps	485.0	2.9 %	80.8 %
Total hedged debt	485.0	2.9 %	80.8 %
Variable rate debt[2]			
Revolving line of credit	25.0	3.9 %	4.2 %
Credit facility term loans	90.0	3.9 %	15.0 %
Total variable rate debt	115.0	3.9 %	19.2 %
Total debt	$ 600.0	3.1 %	100.0 %

Debt Maturities


$300M
$200M
$100M
$0M
$300M
$25M
$90M
$185M
2022
2023
2024[3]
2025
2026[4]
2027+
Credit Facility Term Loan - Fixed Through Swaps
Credit Facility Term Loan - Variable
Credit Facility Revolving Line of Credit - Variable

(1) Weighted average interest rate as of September 30, 2022.

(2) Term Secured Overnight Financing Rate, or SOFR, plus an applicable margin based on the Company's credit agreements.

(3) The 2024 term loan, at the Company's election, may be extended for a period of six-months on no more than two occasions, subject to the satisfaction of certain conditions, including the payment of an extension fee.

(4) The revolving line of credit, at the Company's election, may be extended for a period of six-months on no more than two occasions, subject to certain conditions, including the payment of an extension fee.

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

11 | Page

Acquisitions and Dispositions See the glossary for a description of the Company's non-GAAP financial and operating metrics. 12 Page Q3 2022 2022 Acquisitions Date Acquired Property Rentable Square Feet Market State Acquisition Price (in thousands) 03/10/2022 Yukon Healthcare Facility 45,624 Oklahoma City OK $ 19,554 05/12/2022 Pleasant Hills Healthcare Facility 33,712 Pittsburgh PA 14,303 05/20/2022 Prosser Healthcare Facilities 20,630 Prosser WA 8,593 07/20/2022 Tampa Healthcare Facility II 87,649 Tampa FL 51,259 07/21/2022 Escondido Healthcare Facility 56,800 San Diego CA 63,485 Total Year-to-Date Acquisitions 244,415 $ 157,194 2022 Dispositions Date Disposed Property Rentable Square Feet1 Market State Sale Price (in thousands) Net Proceeds (in thousands) 02/10/2022 Houston Healthcare Facility II — Houston TX $ 24,000 $ 22,701 (1) On August 30, 2021, the Company entered into a purchase and sale agreement for the sale of the Houston Healthcare Facility II, which was vacant. The purchase and sale agreement required that the structures on the property be demolished prior to the sale. The structures on the property were demolished and the property consisted solely of land as of December 31, 2021.

Property Map (as of September 30, 2022) See the glossary for a description of the Company's non-GAAP financial and operating metrics. 13 Page Q3 2022

Sila realty trust

Q3 2022

Real Estate Diversification

Total Statistics

	As of September 30, 2022	As of September 30, 2021
Rentable square feet	5,534,508	5,297,637
Number of properties[1]	132	125
Weighted average annualized base rent per leased square foot	$30.57	$29.62
Weighted average remaining lease term	9.5 years	9.8 years
Weighted average leased rate	99.5 %	96.0 %

Top 10 Markets[2,3]


Houston
Dallas
Oklahoma City
San Antonio
Philadelphia
Akron
Des Moines
Riverside
Austin
Tucson
10.6%
7.4%
6.9%
5.2%
4.4%
3.9%
3.6%
3.1%
2.7%
2.4%

Top 10 Markets[2]

	As of September 30, 2022		As of September 30, 2021	
	Rentable Square Feet	% Leased[4]	Rentable Square Feet	% Leased[4]
Houston	490,742	100.0 %	593,111	82.7 %
Dallas	312,590	100.0 %	373,990	83.6 %
Oklahoma City	479,137	100.0 %	433,513	100.0 %
San Antonio	293,782	100.0 %	293,782	100.0 %
Philadelphia	122,356	100.0 %	122,356	100.0 %
Akron	191,269	100.0 %	191,269	100.0 %
Des Moines	244,548	100.0 %	111,931	100.0 %
Riverside	73,643	100.0 %	73,643	100.0 %
Austin	125,271	100.0 %	125,271	100.0 %
Tucson	159,614	97.0 %	159,614	72.0 %
Total	2,492,952	99.8 %	2,478,480	91.6 %

(1) Excludes two undeveloped land parcels as of September 30, 2022.
(2) Based on annualized September 2022 base rent.
(3) Represents each market's annualized September 2022 base rent as a percentage of total annualized September 2022 base rent.
(4) Weighted average based on rentable square feet.

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

14 | Page

Sila realty trust
Q3 2022

Real Estate Diversification

Lease Expirations


Annualized Base Rent
$100M
$90M
$80M
$70M
$60M
$50M
$40M
$30M
$20M
$10M
$0M
2.8M
2.4M
2.0M
1.6M
1.2M
0.8M
0.4M
0.0M
Square Feet
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
Thereafter
Annualized Base Rent 1
Expiring Leased Square Feet

Tenant Diversification[1,2]


Post Acute Medical, LLC and affiliates 14.7%
Board of Regents of the Univ. of Texas System 7.8%
Baylor Scott and White Health 7.4%
Community Health Systems, Inc. 6.5%
Select Medical Holdings Corporation 6.1%
Integris Health, Inc. 5.5%
Genesis Care Pty Ltd 5.3%
Surgery Partners, Inc. 4.3%
Vibra Healthcare, LLC 3.1%
Trinity Health 2.9%

Property Diversification[1]


Medical Office Building
Inpatient Rehabilitation Facility
Surgical Hospital
Long-Term Acute Care Hospital
Short-Term Acute Care Hospital
Specialty Facility (Behavioral & Transitional Care)
11.0%
9.2%
2.1%
16.1%
36.3%
25.3%

Tenant Credit Concentrations[1,3]


Investment Grade Rated Tenant/ Guarantor
Non-Investment Grade Rated Tenant/Guarantor
Non-Rated Tenant/Guarantor
Non-Rated Tenant/Guarantor affiliated with Investment Grade Rated Partner
16.9%
6.0%
23.2%
53.9%

Single/Multi-Tenant Breakdown


Number of Properties 4
Annualized Base Rent 1
89.4%
10.6%
90.5%
9.5%
Single Tenant
Multi-Tenant

(1) Based on annualized September 2022 base rent.
(2) Includes tenants under common control.
(3) All credit ratings are from major credit rating agencies. Parent credit rating is used where tenant is not rated.
(4) Excludes two undeveloped land parcels.

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

15 | Page

Sila realty trust

Q3 2022

Portfolio

(as of September 30, 2022)

Market	Property Name	State	Rentable Square Feet	Date Acquired	% Leased	Property Subtype
Akron	Akron Healthcare Facility	OH	98,705	10/4/2019	100.0 %	Medical Office Building
Akron	Akron Healthcare Facility II	OH	38,564	10/4/2019	100.0 %	Medical Office Building
Akron	Akron Healthcare Facility III	OH	54,000	10/4/2019	100.0 %	Long-Term Acute Care Hospital
Alexandria	Alexandria Healthcare Facility	LA	15,600	10/4/2019	100.0 %	Medical Office Building
Appleton	Appleton Healthcare Facility	WI	7,552	10/4/2019	100.0 %	Medical Office Building
Augusta	Augusta Healthcare Facility	ME	51,000	7/22/2015	100.0 %	Medical Office Building
Augusta	Oakland Healthcare Facility	ME	20,000	7/22/2015	100.0 %	Medical Office Building
Austin	Austin Healthcare Facility	TX	66,095	3/31/2017	100.0 %	Inpatient Rehabilitation Facility
Austin	Austin Healthcare Facility II	TX	18,275	10/4/2019	100.0 %	Medical Office Building
Austin	Luling Healthcare Facility	TX	40,901	7/30/2015	100.0 %	Long-Term Acute Care Hospital
Beaumont	Beaumont Healthcare Facility	TX	61,000	3/31/2017	100.0 %	Inpatient Rehabilitation Facility
Boston	Stoughton Healthcare Facility	MA	180,744	12/23/2014	100.0 %	Long-Term Acute Care Hospital
Bremerton	Silverdale Healthcare Facility	WA	26,127	8/25/2017	100.0 %	Medical Office Building
Bremerton	Silverdale Healthcare Facility II	WA	19,184	9/20/2017	100.0 %	Medical Office Building
Brownsville	Harlingen Healthcare Facility	TX	38,111	10/4/2019	100.0 %	Medical Office Building
Chicago	Aurora Healthcare Facility	IL	24,722	3/30/2017	100.0 %	Medical Office Building
Cincinnati	Cincinnati Healthcare Facility	OH	14,868	10/29/2014	100.0 %	Medical Office Building
Cincinnati	Cincinnati Healthcare Facility II	OH	139,428	7/22/2015	100.0 %	Medical Office Building
Cincinnati	Cincinnati Healthcare Facility III	OH	41,600	7/22/2015	100.0 %	Medical Office Building
Cincinnati	Florence Healthcare Facility	KY	41,600	7/22/2015	100.0 %	Medical Office Building
Corpus Christi	Corpus Christi Healthcare Facility	TX	25,102	12/22/2016	100.0 %	Medical Office Building
Dallas	Allen Healthcare Facility	TX	42,627	3/31/2017	100.0 %	Inpatient Rehabilitation Facility
Dallas	Carrollton Healthcare Facility	TX	21,990	4/27/2018	100.0 %	Medical Office Building
Dallas	Dallas Healthcare Facility	TX	62,390	10/4/2019	100.0 %	Surgical Hospital
Dallas	Fort Worth Healthcare Facility	TX	83,464	12/31/2014	100.0 %	Surgical Hospital
Dallas	Fort Worth Healthcare Facility II	TX	8,268	12/31/2014	100.0 %	Medical Office Building
Dallas	Fort Worth Healthcare Facility III	TX	36,800	12/23/2015	100.0 %	Medical Office Building
Dallas	Frisco Healthcare Facility	TX	57,051	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
Denver	Denver Healthcare Facility	CO	131,210	10/4/2019	100.0 %	Long-Term Acute Care Hospital
Des Moines	Clive Healthcare Facility	IA	58,156	11/26/2018	100.0 %	Medical Office Building
Des Moines	Clive Healthcare Facility II	IA	63,224	12/8/2021	100.0 %	Medical Office Building
Des Moines	Clive Healthcare Facility III	IA	33,974	12/8/2021	100.0 %	Medical Office Building
Des Moines	Clive Healthcare Facility IV	IA	35,419	12/8/2021	100.0 %	Medical Office Building
Des Moines	Clive Undeveloped Land	IA	—	12/8/2021	— %	Undeveloped Land
Des Moines	Clive Undeveloped Land II	IA	—	12/8/2021	— %	Undeveloped Land
Des Moines	Grimes Healthcare Facility	IA	14,669	2/19/2020	100.0 %	Medical Office Building
Des Moines	Indianola Healthcare Facility	IA	18,116	9/26/2018	100.0 %	Medical Office Building
Des Moines	Indianola Healthcare Facility II	IA	20,990	9/26/2018	100.0 %	Medical Office Building
Destin	Crestview Healthcare Facility	FL	5,685	10/4/2019	100.0 %	Medical Office Building
Destin	Fort Walton Beach Healthcare Facility	FL	9,017	10/4/2019	100.0 %	Medical Office Building

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

16 | Page

Sila realty trust
Q3 2022

Portfolio (Continued)

Market	Property Name	State	Rentable Square Feet	Date Acquired	% Leased	Property Subtype
Destin	Santa Rosa Beach Healthcare Facility	FL	5,000	10/4/2019	100.0 %	Medical Office Building
Elkhart	Goshen Healthcare Facility	IN	15,462	10/4/2019	100.0 %	Medical Office Building
Fayetteville	Fayetteville Healthcare Facility	AR	55,740	10/4/2019	100.0 %	Surgical Hospital
Fort Myers	Bonita Springs Healthcare Facility	FL	9,800	10/4/2019	100.0 %	Medical Office Building
Fort Myers	Fort Myers Healthcare Facility	FL	32,148	10/4/2019	100.0 %	Medical Office Building
Fort Myers	Fort Myers Healthcare Facility II	FL	47,089	10/4/2019	100.0 %	Medical Office Building
Fort Myers	Lehigh Acres Healthcare Facility	FL	5,746	10/4/2019	100.0 %	Medical Office Building
Grand Rapids	Grand Rapids Healthcare Facility	MI	108,014	12/7/2016	79.6 %	Medical Office Building
Green Bay	Bellevue Healthcare Facility	WI	5,838	10/4/2019	100.0 %	Medical Office Building
Green Bay	De Pere Healthcare Facility	WI	7,100	10/4/2019	100.0 %	Medical Office Building
Green Bay	Howard Healthcare Facility	WI	7,552	10/4/2019	100.0 %	Medical Office Building
Green Bay	Manitowoc Healthcare Facility	WI	7,987	10/4/2019	100.0 %	Medical Office Building
Green Bay	Manitowoc Healthcare Facility II	WI	36,090	10/4/2019	100.0 %	Medical Office Building
Green Bay	Marinette Healthcare Facility	WI	4,178	10/4/2019	100.0 %	Medical Office Building
Green Bay	Sturgeon Bay Healthcare Facility	WI	3,100	10/4/2019	100.0 %	Medical Office Building
Hammond	Hammond Healthcare Facility	LA	63,000	10/4/2019	100.0 %	Surgical Hospital
Hammond	Hammond Healthcare Facility II	LA	23,835	10/4/2019	100.0 %	Long-Term Acute Care Hospital
Houston	Houston Healthcare Facility	TX	13,645	7/31/2014	100.0 %	Medical Office Building
Houston	Houston Healthcare Facility III	TX	16,217	10/4/2019	100.0 %	Medical Office Building
Houston	Katy Healthcare Facility	TX	34,296	6/8/2018	100.0 %	Specialty Facility (Behavioral & Transitional Care)
Houston	Webster Healthcare Facility	TX	53,514	6/5/2015	100.0 %	Inpatient Rehabilitation Facility
Houston	Webster Healthcare Facility II	TX	373,070	10/4/2019	100.0 %	Short-Term Acute Care Hospital
Indianapolis	Greenwood Healthcare Facility	IN	53,560	4/19/2021	100.0 %	Inpatient Rehabilitation Facility
Jacksonville	Jacksonville Healthcare Facility	FL	13,082	10/4/2019	100.0 %	Medical Office Building
Kansas City	Overland Park Healthcare Facility	KS	54,568	2/17/2015	100.0 %	Inpatient Rehabilitation Facility
Lafayette	Lafayette Healthcare Facility	LA	73,824	10/4/2019	100.0 %	Surgical Hospital
Lakeland	Winter Haven Healthcare Facility	FL	7,560	1/27/2015	100.0 %	Medical Office Building
Laredo	Laredo Healthcare Facility	TX	61,677	9/19/2019	100.0 %	Medical Office Building
Laredo	Laredo Healthcare Facility II	TX	118,132	9/19/2019	100.0 %	Medical Office Building
Las Vegas	Henderson Healthcare Facility	NV	6,685	10/4/2019	100.0 %	Medical Office Building
Las Vegas	Las Vegas Healthcare Facility	NV	56,220	6/24/2016	100.0 %	Inpatient Rehabilitation Facility
Las Vegas	Las Vegas Healthcare Facility II	NV	6,963	10/4/2019	100.0 %	Medical Office Building
Lexington	Frankfort Healthcare Facility	KY	4,000	10/4/2019	100.0 %	Medical Office Building
Little Rock	Benton Healthcare Facility	AR	104,419	10/17/2018	100.0 %	Medical Office Building
Little Rock	Benton Healthcare Facility II	AR	11,350	10/17/2018	100.0 %	Medical Office Building
Little Rock	Bryant Healthcare Facility	AR	23,450	10/17/2018	100.0 %	Medical Office Building

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

17 | Page

Sila realty trust
Q3 2022

Portfolio (Continued)

Market	Property Name	State	Rentable Square Feet	Date Acquired	% Leased	Property Subtype
Little Rock	Bryant Healthcare Facility II	AR	16,425	8/16/2019	100.0 %	Medical Office Building
Little Rock	Hot Springs Healthcare Facility	AR	8,573	10/17/2018	100.0 %	Medical Office Building
Los Angeles	El Segundo Healthcare Facility	CA	12,163	10/4/2019	100.0 %	Medical Office Building
Lubbock	Lubbock Healthcare Facility	TX	102,143	10/4/2019	100.0 %	Surgical Hospital
Martinsburg	Fairlea Healthcare Facility	WV	5,200	10/4/2019	100.0 %	Medical Office Building
New Orleans	Covington Healthcare Facility	LA	43,250	10/4/2019	100.0 %	Long-Term Acute Care Hospital
Oklahoma City	Edmond Healthcare Facility	OK	17,700	1/20/2016	100.0 %	Medical Office Building
Oklahoma City	Newcastle Healthcare Facility	OK	7,424	2/3/2016	100.0 %	Medical Office Building
Oklahoma City	Oklahoma City Healthcare Facility	OK	94,076	12/29/2015	100.0 %	Short-Term Acute Care Hospital
Oklahoma City	Oklahoma City Healthcare Facility II	OK	41,394	12/29/2015	100.0 %	Medical Office Building
Oklahoma City	Oklahoma City Healthcare Facility III	OK	5,000	1/27/2016	100.0 %	Medical Office Building
Oklahoma City	Oklahoma City Healthcare Facility IV	OK	8,762	1/27/2016	100.0 %	Medical Office Building
Oklahoma City	Oklahoma City Healthcare Facility V	OK	43,676	2/11/2016	100.0 %	Medical Office Building
Oklahoma City	Oklahoma City Healthcare Facility VI	OK	14,676	3/7/2016	100.0 %	Medical Office Building
Oklahoma City	Oklahoma City Healthcare Facility VII	OK	102,978	6/22/2016	100.0 %	Surgical Hospital
Oklahoma City	Oklahoma City Healthcare Facility VIII	OK	62,857	6/30/2016	100.0 %	Surgical Hospital
Oklahoma City	Oklahoma City Healthcare Facility IX	OK	34,970	10/4/2019	100.0 %	Medical Office Building
Oklahoma City	Yukon Healthcare Facility	OK	45,624	3/10/2022	100.0 %	Medical Office Building
Omaha	Omaha Healthcare Facility	NE	40,402	10/14/2015	100.0 %	Specialty Facility (Behavioral & Transitional Care)
Oshkosh	Oshkosh Healthcare Facility	WI	8,717	10/4/2019	100.0 %	Medical Office Building
Philadelphia	Marlton Healthcare Facility	NJ	89,139	11/1/2016	100.0 %	Inpatient Rehabilitation Facility
Philadelphia	Wyomissing Healthcare Facility	PA	33,217	7/24/2015	100.0 %	Surgical Hospital
Pittsburgh	Clarion Healthcare Facility	PA	33,000	6/1/2015	100.0 %	Medical Office Building
Pittsburgh	Pleasant Hills Healthcare Facility	PA	33,712	5/12/2022	100.0 %	Medical Office Building
Poplar Bluff	Poplar Bluff Healthcare Facility	MO	71,519	9/19/2019	100.0 %	Medical Office Building
Prosser	Prosser Healthcare Facilities	WA	20,630	5/20/2022	100.0 %	Medical Office Building
Providence	New Bedford Healthcare Facility	MA	70,657	10/4/2019	100.0 %	Long-Term Acute Care Hospital
Providence	North Smithfield Healthcare Facility	RI	92,944	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
Riverside	Palm Desert Healthcare Facility	CA	6,963	10/4/2019	100.0 %	Medical Office Building
Riverside	Rancho Mirage Healthcare Facility	CA	47,008	3/1/2016	100.0 %	Inpatient Rehabilitation Facility
Riverside	Rancho Mirage Healthcare Facility II	CA	7,432	10/4/2019	100.0 %	Medical Office Building
Riverside	Yucca Valley Healthcare Facility	CA	12,240	10/4/2019	100.0 %	Medical Office Building
Saginaw	Saginaw Healthcare Facility	MI	87,843	12/21/2017	100.0 %	Medical Office Building
San Antonio	New Braunfels Healthcare Facility	TX	27,971	10/4/2019	100.0 %	Long-Term Acute Care Hospital
San Antonio	San Antonio Healthcare Facility	TX	44,746	6/29/2017	100.0 %	Specialty Facility (Behavioral & Transitional Care)
San Antonio	San Antonio Healthcare Facility III	TX	50,000	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
San Antonio	San Antonio Healthcare Facility IV	TX	113,136	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
San Antonio	San Antonio Healthcare Facility V	TX	57,929	10/4/2019	100.0 %	Medical Office Building
San Diego	Escondido Healthcare Facility	CA	56,800	7/21/2022	100.0 %	Inpatient Rehabilitation Facility
Sarasota	Lakewood Ranch Healthcare Facility	FL	10,919	10/4/2019	100.0 %	Medical Office Building

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

18 | Page

Sila realty trust
Q3 2022

Portfolio (Continued)

Market	Property Name	State	Rentable Square Feet	Date Acquired	% Leased	Property Subtype
Savannah	Savannah Healthcare Facility	GA	48,184	10/4/2019	100.0 %	Long-Term Acute Care Hospital
Scranton	Wilkes-Barre Healthcare Facility	PA	15,996	10/4/2019	100.0 %	Medical Office Building
Sherman	Sherman Healthcare Facility	TX	57,576	11/20/2015	100.0 %	Surgical Hospital
Sherman	Sherman Healthcare Facility II	TX	8,055	11/20/2015	100.0 %	Medical Office Building
St. Louis	Bridgeton Healthcare Facility	MO	66,914	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
Tampa	Tampa Healthcare Facility	FL	33,822	9/8/2020	100.0 %	Medical Office Building
Tampa	Tampa Healthcare Facility II	FL	87,649	7/20/2022	100.0 %	Inpatient Rehabilitation Facility
Tucson	Tucson Healthcare Facility	AZ	34,009	9/19/2019	100.0 %	Medical Office Building
Tucson	Tucson Healthcare Facility II	AZ	60,913	12/26/2019	100.0 %	Inpatient Rehabilitation Facility
Tucson	Tucson Healthcare Facility III	AZ	20,000	12/27/2019	100.0 %	Medical Office Building
Tucson	Tucson Healthcare Facility IV	AZ	44,692	12/22/2020	89.4 %	Medical Office Building
Valdosta	Valdosta Healthcare Facility	GA	24,750	11/28/2018	100.0 %	Medical Office Building
Valdosta	Valdosta Healthcare Facility II	GA	12,745	11/28/2018	100.0 %	Medical Office Building
Victoria	Victoria Healthcare Facility	TX	34,297	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
Victoria	Victoria Healthcare Facility II	TX	28,752	10/4/2019	100.0 %	Long-Term Acute Care Hospital
Winston	Winston-Salem Healthcare Facility	NC	22,200	12/17/2014	100.0 %	Medical Office Building

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

19 | Page

Sila realty trust

Q3 2022

Glossary

Annualized Base Rent

The sum of each tenant's base rent in the last month of the period multiplied by twelve, unless otherwise specified.

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

These supplemental performance measures are defined as net income or loss, computed in accordance with GAAP, adjusted for interest expense, income tax expense (benefit), depreciation and amortization. EBITDAre also includes adjustments for impairments of real estate assets and gains or losses from the disposition of properties. EBITDAre is a definition promulgated by the National Association of Real Estate Investment Trusts (NAREIT). The Company believes these metrics are important indicators of the Company's operating performance.

The following is a reconciliation of net income attributable to common stockholders, which is the most directly comparable GAAP financial measure, to EBITDA and EBITDAre for the following quarterly periods (amounts in thousands):

	Three Months Ended				
	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
Net income attributable to common stockholders	$ 13,392	$ 12,021	$ 1,371	$ 12,077	$ 371,645
Adjustments:					
Interest expense[1]	5,579	4,477	8,188	5,766	37,223
Depreciation and amortization	18,641	17,814	17,988	17,161	17,294
EBITDA	$ 37,612	$ 34,312	$ 27,547	$ 35,004	$ 426,162
Gain on real estate disposition from continuing operations	—	—	(460)	(89)	—
Gain on real estate dispositions from discontinued operations	—	—	—	—	(398,560)
Impairment losses	—	—	7,387	—	10,241
EBITDAre	$ 37,612	$ 34,312	$ 34,474	$ 34,915	$ 37,843

(1) Interest expense for the three months ended March 31, 2022, includes debt extinguishment costs of $3.4 million in connection with the repayment of our prior credit facility. Interest expense for the three months ended September 30, 2021, includes non-recurring costs associated with the sale of the data center portfolio, including defeasance and other loan costs in the amount of $26.1 million.

Fair Value of Real Estate Investments

Fair value of real estate-related investments owned for each period presented is calculated as of the date of the then current NAV (as defined below), plus total cost of real estate investments acquired after that date and capital expenditures incurred on development properties not included in the then current NAV.

20 | Page

Sila realty trust

Q3 2022

Glossary

Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO)

FFO is calculated consistent with NAREIT's definition, as net income (loss) (calculated in accordance with GAAP), excluding gains (or losses) from sales of real estate assets and impairments of real estate assets, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. It should be noted, however, that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than the Company does, making comparisons less meaningful. In addition to FFO, the Company uses AFFO as a supplemental financial performance measure because the Company believes it provides to stakeholders a more complete understanding of the Company's sustainable performance. AFFO is a metric used by management to evaluate the Company's dividend policy. The Company calculates AFFO by further adjusting FFO for the following items included in the determination of GAAP net income: amortization of above- and below-market leases, amortization of operating leases and the finance lease, straight-line rent adjustments, deferred rent, discount amortization related to the deferred liability in connection with the internalization transaction, (gain) loss on extinguishment of debt, amortization of deferred financing costs and stock-based compensation. Other REITs may use different methodologies for calculating AFFO and, accordingly, the Company's AFFO may not be comparable to other REITs.

FFO and AFFO should not be considered to be more relevant or accurate than the GAAP methodology in calculating net income or in its applicability in evaluating our operational performance. The method used to evaluate the value and performance of real estate under GAAP should be considered as a more relevant measure of operating performance and considered more prominent than the non-GAAP FFO and AFFO measures and the adjustments to GAAP in calculating FFO and AFFO.

The following is a reconciliation of net income attributable to common stockholders, which is the most directly comparable GAAP financial measure, to FFO and AFFO for the following quarterly periods (amounts in thousands):

	Three Months Ended				
	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
Net income attributable to common stockholders	$ 13,392	$ 12,021	$ 1,371	$ 12,077	$ 371,645
Adjustments:					
Depreciation and amortization	18,615	17,788	17,966	17,156	17,289
Gain real estate disposition from continuing operations	—	—	(460)	(89)	—
Gain on real estate dispositions from discontinued operations	—	—	—	—	(398,560)
Impairment loss on real estate	—	—	7,387	—	10,241
FFO attributable to common stockholders	$ 32,007	$ 29,809	$ 26,264	$ 29,144	$ 615
Adjustments:					
Amortization of above- and below-market leases	122	121	119	141	13
Amortization of operating leases and finance lease	193	272	254	186	189
Straight-line rent adjustments	(2,589)	(2,431)	(2,510)	(3,011)	(3,414)
Deferred rent	299	299	199	—	—
Amortization of discount of deferred liability	—	—	—	—	163
Loss on extinguishment of debt	—	—	3,367	—	28,751
Amortization of deferred financing costs	413	364	490	664	754
Stock-based compensation	860	1,278	896	623	637
AFFO attributable to common stockholders	$ 31,305	$ 29,712	$ 29,079	$ 27,747	$ 27,708

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Net Debt Net debt represents principal debt outstanding less cash and cash equivalents. Net debt provides useful information by calculating and monitoring the Company’s leverage ratio. The following is a reconciliation of total debt, net, which is the most directly comparable GAAP financial measure to net debt, for the following quarterly periods (amounts in thousands): As of September 30, June 30, March 31, December 31, September 30, 2022 2022 2022 2021 2021 Total credit facility debt, net $ 597,430 $ 502,272 $ 484,319 $ 496,774 $ 516,506 Deferred financing costs, net 2,570 2,728 681 3,266 3,494 Principal debt outstanding 600,000 505,000 485,000 500,000 520,000 Less: cash and cash equivalents 17,291 23,077 19,563 32,359 75,363 Net debt $ 582,709 $ 481,923 $ 465,437 $ 467,641 $ 444,637 Net Asset Value (NAV) NAV is determined by the board of directors, at the recommendation of the Company's audit committee, and based on the estimated value of the Company’s assets, less the estimated value of the Company’s liabilities, divided by the number of shares outstanding on a diluted basis. This valuation is performed in accordance with the provisions of Practice Guideline 2013-01, Valuations of Publicly Registered Non-Listed REITs, issued by the IPA in April 2013, in addition to guidance from the SEC. Liquidity A financial metric that represents the outstanding cash and cash equivalents combined with the remaining borrowing base availability on the Company’s credit facility at the end of the period. Glossary 22 Page Q3 2022

Sila realty trust
Q3 2022

Glossary

Net Operating Income (NOI) and Cash NOI

NOI, a non-GAAP financial measure, is defined as rental revenue, less rental expenses, on an accrual basis, excluding general and administrative expenses, depreciation and amortization, impairment losses, gain on real estate dispositions from continuing operations, interest and other expense, net and income from discontinued operations. Cash NOI is calculated to exclude the impact of certain GAAP adjustments to rental revenue, such as straight-line rent adjustments, amortization of above-market and below-market lease intangibles, amortization of operating leases and deferred rent, and is used to evaluate the cash-based performance of the Company's real estate portfolio. The Company believes that NOI and Cash NOI both serve as useful supplements to net income because they allow investors and management to measure unlevered property-level operating results and to compare these results to the comparable results of other real estate companies on a consistent basis. The Company uses both NOI and Cash NOI to make decisions about resource allocations and to assess the property-level performance of the real estate portfolio. As an indicator of financial performance, neither metric should be considered as an alternative to net income, determined in accordance with GAAP. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results, both metrics should be evaluated in conjunction with net income as presented in the consolidated financial statements included on the Company's Annual Report on Form 10-K filed with the SEC on March 29, 2022.

The following is a reconciliation from NOI and Cash NOI to net income attributable to common stockholders, which is the most directly comparable GAAP financial measure, for the following periods (amounts in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2022	2021	2022	2021
Rental revenue	$ 46,881	$ 43,063	$ 136,081	$ 129,232
Rental expense	(3,232)	(3,024)	(9,267)	(9,513)
NOI	43,649	40,039	126,814	119,719
Straight-line rent adjustments	(2,589)	(3,202)	(7,530)	(9,983)
Amortization of above- and below-market leases, net	122	145	362	471
Amortization of operating leases	149	124	400	372
Deferred rent	299	—	797	—
Cash NOI	41,630	37,106	120,843	110,579
General and administrative expenses	(6,118)	(6,348)	(20,718)	(19,610)
Depreciation and amortization	(18,641)	(17,259)	(54,443)	(53,098)
Impairment losses	—	(10,241)	(7,387)	(27,837)
Gain on real estate disposition from continuing operations	—	—	460	—
Interest and other expense, net	(5,498)	(11,737)	(17,942)	(30,035)
Straight-line rent adjustments	2,589	3,202	7,530	9,983
Amortization of above- and below-market leases, net	(122)	(145)	(362)	(471)
Amortization of operating leases	(149)	(124)	(400)	(372)
Deferred rent	(299)	—	(797)	—
Income from discontinued operations	—	377,191	—	401,444
Net income attributable to common stockholders	$ 13,392	$ 371,645	$ 26,784	$ 390,583

23 | Page

Sila realty trust

Q3 2022

Glossary

Remaining Lease Term

The number of periods remaining of each tenant's lease, calculated on a weighted average basis on annualized base rent.

Rent Escalation

The amount of base rent increases that are included within each tenant's lease, calculated on a weighted average basis on leased square feet.

Same Store Properties

Operating properties that were owned and operated for the entirety of all calendar periods being compared; excluding properties under development and properties or land classified as held for sale. To evaluate properties on a comparable basis, management analyzes metrics of same store properties in order to assess the core operations of the portfolio. By evaluating the net operating income of the same store properties, management is able to monitor the operations of the Company's existing properties for comparable periods to measure the performance of the current portfolio and the effects of new acquisitions and dispositions on net income.

The following is a reconciliation of net income attributable to common stockholders, which is the most directly comparable GAAP financial measure, to same store NOI for the following quarterly periods (amounts in thousands):

	Three Months Ended				
	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
Same store rental revenue	$ 43,342	$ 43,057	$ 43,061	$ 43,027	$ 42,884
Same store rental expense	(2,719)	(2,739)	(2,746)	(2,638)	(2,565)
Same store NOI	40,623	40,318	40,315	40,389	40,319
Non-same store rental revenue	3,539	1,861	1,221	579	179
Non-same store rental expense	(513)	(271)	(279)	(554)	(459)
General and administrative expenses	(6,118)	(7,744)	(6,856)	(6,785)	(6,348)
Depreciation and amortization	(18,641)	(17,814)	(17,988)	(17,161)	(17,259)
Impairment losses	—	—	(7,387)	—	(10,241)
Gain on real estate disposition	—	—	460	89	—
Interest and other expense, net	(5,498)	(4,329)	(8,115)	(4,480)	(11,737)
Income from discontinued operations	—	—	—	—	377,191
Net income attributable to common stockholders	$ 13,392	$ 12,021	$ 1,371	$ 12,077	$ 371,645

Total Real Estate Investments

Represents the aggregate contractual purchase price of real estate properties acquired, including acquisition costs and additional capital expenditures incurred since inception, adjusted for the cost basis of the properties sold.

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